UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2009

The American Energy Group, Ltd.
 (Exact name of registrant as specified in its charter)

Nevada	0-26402	87-0448843

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Gorham Island, Suite 303 Westport, CT	06880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 222-7315

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Carried Working Interest Purchase and Sale Agreement

On October 29, 2009, we executed an agreement to acquire from Hycarbex-American Energy, Inc. (“Hycarbex”) a two and one half percent (2-1/2%) working interest in each of the 2,258 square kilometer Sanjawi Block No. 3068-2, Zone II, Baluchistan Province, Pakistan, and 1,229 square kilometer Zamzama North Block No. 2667-8, Zone III, Sindh Province, Pakistan.    Each concession block is operated by Heritage Oil and Gas Limited.  Heritage Oil and Gas Limited is an affiliate of Heritage Oil, plc, an independent oil and gas company which focuses its oil and gas operations on Africa, the Middle East, and Russia.  Heritage Oil’s shares trade on the London Stock Exchange under the symbol HOIL with a secondary listing on the Toronto Stock Exchange under the symbol HOC.     Other working interest participants in the two Blocks are Sprint Energy (Private) Limited, an affiliate of Pakistan-based JS Group, and Trakker Energy (Private) Limited, an affiliate of Pakistan-based TPL Holdings, Ltd.

Under the terms of the agreement, our 2-1/2% working interests will be deemed “carried” by Hycarbex for the initial two (2) wells on the Sanjawi Block and the initial three (3) wells on the Zamzama North Block.  The term “carried” means that the costs associated with work programs, seismic, road preparation, drillsite preparation, rig and equipment mobilization, drilling, reworking, testing, logging completion and governmental fees (except taxes on production) shall be borne entirely by Hycarbex.  Infrastructure costs such as pipelines and surface facilities constructed after the first discovery well on each Block are not carried.  After the initial carried wells have been drilled, we are required to bear our proportionate share of drilling and exploration costs in subsequent wells.  The agreement provides an option to American Energy Group, Ltd. to convert our working interest in any well at any time to a 1.5% gross royalty interest free of any exploration costs, operating costs or deductions related to the well in which the conversion has been made other than applicable production taxes assessed against the royalty.

The consideration paid by American Energy Group, Ltd. includes 2,000,000 shares of Common Stock and 100,000 Warrants to purchase Common Stock with a 3-year duration and an exercise price of $1.75 per share.  We are entitled to redeem the Warrants in the event that our Common Stock trades at $2.00 or more for twenty (20) consecutive trading days by providing written notice to the Warrant holder, upon which notice, the holder shall have thirty (30) days to exercise the Warrant.  The parties have stipulated that the value of the Carried Working Interests to be purchased and the corresponding value of the securities given for the Carried Working Interests is equal to $3,500,000.

 We have also agreed to pay to Hycarbex a contingent cash consideration to be derived from the funds on deposit with Hycarbex under a May 11, 2006 Non-Exclusive Agency Agreement in which we engaged Hycarbex to locate and assist in obtaining concession interests in Pakistan.   The amount of the cash consideration will not be determined until American Energy Group, Ltd. achieves $200,000 of aggregate royalty income from its 18% royalty in the Haseeb Exploratory Well No. 1 located on the Yasin Concession Block No. 2768-7.  If and when the aggregate $200,000 sum is received from its royalty interest, then the remaining funds in escrow under the Non-Exclusive Agency Agreement shall be released to Hycarbex as its cash payment inclusive of a $100,000 commission as provided in the Non-Exclusive Agency Agreement.  Until this royalty income threshold is achieved, we will withdraw from the funds on deposit $50,000 per month for operating capital.  As of the fiscal year end of June 30, 2009, our funds on deposit with Hycarbex totaled $1,139,500.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 hereto and is incorporated into this Current Report on Form 8-K by reference. The Agreement provides further information regarding the terms of the acquisition.

Additional Information and Where to Find It

For further information prospective investors and security holders may contact Pierce Onthank, President and CEO at (203) 222-7315 or mail@aegg.net.

Item 7.01. Regulation FD Disclosure.

On October 29, 2009, we issued a press release entitled “American Energy Group, Ltd. announces contract for acquisition of Working Interests in Sanjawi and Zamzama North Blocks, Pakistanr”. The press release is attached as Exhibit 99.1 hereto.   In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Forward-Looking Statements

The statements made herein that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events, or performance and underlying assumptions and other statements, including potential production rates and potential reserves, which estimates are unproven and not based upon actual production data or historical facts. These statements are subject to uncertainties and risks including, but not limited to, economic conditions, drilling risks and actual operating conditions and results, deviation in costs of critical equipment and services, deviation in production decline rates, the impact of competition and commodity pricing, and domestic and foreign governmental regulation and approvals.

All forward-looking statements in this disclosure are expressly qualified by the above cautionary statements and any other cautionary statements which accompany the forward-looking statements. In addition,we disclaim any obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Title
2.1	Carried Working Interest Purchase and Sale Agreement dated October 29, 2009 by and between Hycarbex-American Energy, Inc. a Nevis West Indies corporation, and The American Energy Group, Ltd., a Nevada corporation

99.1	Press Release dated October 29, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE AMERICAN ENERGY GROUP, LTD.

Date: November 2, 2009	By:	/s/Pierce Onthank
Name: Pierce Onthank
Title: President and CEO

EXHIBIT INDEX

Exhibit No.	Title
2.1	Carried Working Interest Purchase and Sale Agreement dated October 29, 2009 by and between Hycarbex-American Energy, Inc. a Nevis West Indies corporation, and The American Energy Group, Ltd., a Nevada corporation

99.1	Press Release dated October 29, 2009